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                                                                    EXHIBIT 32.2

                          TEXTRON FINANCIAL CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Textron Financial Corporation (the "Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the Date hereof (the "Report"), I, Thomas
J. Cullen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         Textron Financial Corporation

Date: May 5, 2006                        /s/ Thomas J. Cullen
                                        ---------------------------------------
                                         Thomas J. Cullen
                                         Executive Vice President and Chief
                                           Financial Officer